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                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (No. 33-91794) of our report dated April 11, 1997 appearing on page 39 of DISC, INC's Annual Report on Form 10-K for the year ended December 31, 1996.


PRICE WATERHOUSE LLP
San Jose, California
April 15, 1997